                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported):March 14, 2002


                           TRANSTEXAS GAS CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


                 0-30475                                 76-0401023
                 -------                                 ----------
        (Commission File Number)                      (I.R.S. Employer
                                                     Identification No.)


                 1300 North Sam Houston Parkway East, Suite 310
                              Houston, Texas 77032
                       -----------------------------------
          (Address of principal executive offices, including zip code)


                                 (281) 987-8600
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 1.            CHANGES IN CONTROL OF REGISTRANT.

                   Not applicable.

ITEM 2.            ACQUISITION OR DISPOSITION OF ASSETS.

                   Not Applicable.

ITEM 3.            BANKRUPTCY OR RECEIVERSHIP.

                   Not applicable.

ITEM 4.            CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                   Not applicable.

ITEM 5.            OTHER EVENTS.

                   Not applicable.

ITEM 6.            RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                   Effective as of March 14, 2002, Mr. John R. Stanley resigned as Chief Executive Officer and as Chairman and member of the Board of Directors of the Company.

ITEM 7.            FINANCIAL STATEMENTS AND EXHIBITS.

                   (a)     Financial statements of businesses acquired:

                           Not applicable.

                   (b)     Pro forma financial information:

                           Not applicable.

                   (c)     Exhibits:

                           Not applicable.

ITEM 8.            CHANGE IN FISCAL YEAR.

                   Not applicable.

ITEM 9.            SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

                   Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           TRANSTEXAS GAS CORPORATION



                           By: /s/ ED DONAHUE
                               ----------------------------
                           Name:   Ed Donahue
                           Title:  Vice President


Dated: March 22, 2002




                                       3